Business Update  September 7, 2011  1

Our Goal  Safely commence commercial mining and processing operations in 2011 with annual production rates of 20,000 gold equivalent  ounces and validate qualified resources (at least measured and indicated) and reserves of 3.25 million gold equivalent ounces by 2013.  2

Our Focus  3

Two Significant Mine Projects  Lucerne Resource Area Dayton Resource Area 1.2 million Au‐ eq. oz. (Aug. 2010) 0.2 million Au‐ eq. oz. (Aug. 2010)   Near surface, <500 ft.  Near surface <230 ft.  Oxide ores  Oxide ores  Low Strip ratio  Low Strip ratio  Persistent, high grades  Persistent, high grades   Open on East and Northern    Open on West, South and Northern  borders and depth borders and depth  Starter Mine Plan 4+ years  Requires In Fill Drilling & Mine Plan  Excellent Infrastructure    Requires Infrastructure  Permitted in Storey County  Requires Permitting in Lyon County  4

2011 Achievements and Objectives  Lucerne & Dayton Projects Q1 Q2 Q3 Q4  Updated drill results – East‐ side Phase I Completed Dayton Phase I Drill Program  NYSE AMEX listing “LODE” Completed Dayton Phase II Drill Program  Mercury Permit (Newly Required) Special Use Permit ‐ Exploration Drilling ‐ Storey(1) Updated NI 43‐ 101 Technical Report  Air Quality Permit ‐ Commence Pre‐ Production  Activities  (1) Storey County Planning Commission approved unanimously, final approval subject to Storey County Commissioner vote 5

Starter Mine Ready   Starter Mine ready for production  Heap Leach Expansion Design complete   Rolling stock, Crusher and Merrill Crowe expansion scheduled for delivery  Construction and Pre‐ Production activities will commence with Air Quality Permit issuance  6

Process Area at American Flat  Occidental Area  Dayton Resource Area  7

PERMITTING UPDATE  Supports Starter Mine and Expanded Exploration  8

American Flats  ‐ Permits in Place  Required Regulatory and Environmental Permits Are Secured  – Water Pollution Control Permit (Nevada Division  of Environmental Protection (NDEP))  – Mine Reclamation Permit (Financial Assurance)  – Storm Water (Drainage) Permit (NDEP)  – Water Rights (Nevada Division of Water Resources)  – Artificial Pond Permit (Nevada Dept. of Wildlife)  – Special Use Permit ‐ Mine & Process Operations  (Storey County)  – State Mine Inspector Notice (NV Business & Ind.)  – Federal Mine Inspector Notice (MSHA)  – Mercury Operating Permit – Air Quality (NDEP)  Applications Pending – Production  – Water Pollution Control Permit (NDEP)  • Minor modification  – Air Quality Control Permit (NDEP)  • New application  Current, inclusive permits provide short lead time to production  9

Comstock Mining Land Holdings  10

State Mine Reclamation Permit ‐ Project Boundary  11

Existing Mine and Process Operations Permit Area  2000‐ 222  12

Storey County SUP Exploration Area   2000‐ 222  2011‐ 016   13

Storey County SUP – Exploration Drilling  Other Major Stipulations     Complete Mercury Soil Testing (before new disturbances)  Complete Certain Environmental Studies   – Biological (Botany & Wildlife)  – Cultural & Archeological   Strict Reclamation Procedures   Accelerated Reclamation within 500 feet of residence  Specific for Devil’s Gate, V&T RR & Cemeteries  Noise Mitigation  Annual Review of Effectiveness  14

Committed Mercury Testing  15

EXPLORATION UPDATE  Most Productive Drilling Program in Company’s History  16

Reported Mineral Resource  Result of Behre Dolbear    Average Grade Contained Ounces 66.03(1) NI 43‐ 101 report – August 2010  Tons Au Ag Au Ag Au Eq Oz (000’s) (oz/ton) (oz/ton) (ounces) (ounces)  Measured 13,430 0.032 0.372 425,000 4,990,000 500,000 Indicated 18,080 0.026 0.310 474,000 5,600,000 560,000 Measured and Indicated 31,510 0.029 0.336 899,000 10,590,000 1,060,000 Inferred 13,870 0.023 0.256 322,000 3,550,000 380,000 Historical 2,460 0.053 1.472 131,000 3,620,000 190,000  (1) Au Eq Oz using August 31, 2010 London PM prices 1,630,000  Result of Behre Dolbear    Average Grade Contained Ounces 63.67(2) NI 43‐ 101 report – May 2010  Tons Au Ag Au Ag Au Eq Oz (000’s) (oz/ton) (oz/ton) (ounces) (ounces)  Measured 12,761 0.030 0.384 383,000 4,900,000 460,000 Indicated 10,152 0.025 0.353 254,000 3,584,000 310,000 Measured and Indicated 22,913 0.028 0.370 637,000 8,484,000 770,000 Inferred 6,613 0.018 0.244 122,000 1,612,000 147,000 Historical 1,920 0.041 0.959 79,000 1,842,000 108,000  (2) Au Eq Oz using May 14, 2010 NY closing prices 1,025,000  Current technical report excludes all drill results since August 2010 17

Concentrated Known High Grades  High-grade discoveries increased as we followed the Geological Model  18

Dayton Resource Area  The Dayton Phase 2 Drilling Program:   Completed between April 2011 and June 2011  20 RC holes were drilled, totaling 8,170 feet (total of 62 RC holes, 27,646 feet) and 2 core holes totaling 1,106 feet   All 22 holes encountered intervals of significant  mineralization (gold grades greater than 0.010 ounces per ton or silver grades greater than 0.100 ounces per ton, and length of at least ten feet).     Intermediate sections were placed 200 feet apart within original 600 foot spaced east‐ west fences   Continuously mineralized intervals of 100 feet or more were found in eight of the 22 holes in Phase II and 13 of the 42 holes in Phase I.   Dayton Phase I & II Drill Locations  19

Early 2012 Value Drivers  Lucerne & Dayton Projects Q1‐ 12 Q2‐ 12 Q3‐ 12 Q4‐ 12  Commence Dayton Phase III (In‐ Fill) Drilling Commence Lucerne Phase II East‐ Side Drilling Lucerne Starter Mine – First Pour Increase Lucerne Starter Mine Permit Capacity  Complete Dayton Phase III (In‐ Fill) Drilling  Complete Dayton Mine Plan Commence Dayton Permitting Process  Finalize Lucerne East‐ Side In‐ Fill Drilling  Prepare Lucerne Plan of Operations  20

CORPORATE UPDATE  21

Strong Production ‐ Focused Mgmt Team  Core Team Competencies & Experience  Corrado De Gasperis  Chief Executive Officer, President and Principal Financial Officer of Comstock Mining since April 2010   Over 23 years of experience in manufacturing, metals and mining operational and financial management, construction project management  and capital markets Clifford Nelson, Jr.  Vice President of Operations, Bachelors Degree in Metallurgical Engineering and Materials Science  Over 30 years of metallurgical and operational management experience with Inspiration Resources BHP & St. Andrew Goldfields Larry G. Martin, CPG  Vice President of Exploration and Chief Geologist since 2008, Certified Professional Geologist (CPG) and designated Qualified Person (QP)  Over 31 years of successful precious metal exploration, mine development and production experience at the following Nevada Mines: Manhattan, Borealis, Hog Ranch, Rawhide, and Sleeper . Supervised exploration in Western U.S., Canada, Honduras, Liberia and Mexico Michael N. Norred  Vice President of Strategic Resource Planning, Founder and President of TECHBASE International, directing the Company’s strategic resource  planning, data integrity and quality and resource attestation  Over 31 years of mine planning, resource definition and estimation and geological/statistical data management Stephen J. Russell  Senior Mine Geologist since 2010, Masters Degree in Geology, published on unique Western U.S. structural geology  Over 34 years in geology, mining, and exploration with extensive Nevada mine planning and production experience Dennis Anderson, PE  Director of Permitting and Environmental, Certified Professional Geologist (CPG); Designated Qualified Person (QP)  Over 31 years of natural resource ‐ based engineering geology with industry experience and as a regulator in Nevada State Government,  Project Manager and senior engineer on numerous mine projects, development, reclamation plans and environmental assessments Cynthia Byrns  Director of Environmental and Regulatory Management, Bachelor of Arts in Geology and Masters in Environmental Engineering .    Prior experience at Olin Corporation for its Chlor Alkali Products Division, Golden Predator Mines, and BHP Nevada Mining Company,  Newmont Gold Company, Barrick Gold Strike Mining Inc. and SRK consulting Randy Harris  Director of Safety, Certified by the International Society of Mine Safety Professionals, OSH Standards 1910 Level I&II, and Int’l Loss Control  Over 30 years in mine safety most recently he was the Safety Specialist for the State of Nevada Mine Safety Dr. Edouard Zoutomou  Process Manager , B.S. in Mining Engineering, M.S. in Metallurgical Engineering , Ph.D. in Mining Metallurgy   Over 30 years of project and operations and metallurgical process engineering including management of a three‐ stage crushing operation, a 10 million sq.ft. heap Steven R. Tucker  Senior Mine Planner, Bachelor of Science in Mining Engineering  Project management in mine engineering at Cascade Gold in Mill City, NV, and Mud Miners, Inc., in Manley Hot Springs, AK. Also a senior mine engineer at Round Mountain Gold Corp. in Round Mountain, NV and a project engineer at Champion Construction, LLC at Reno, NV Gertrude F. Ayakwah  Mine Planner, Bachelor of Science in Mining Engineering from KNUST School of Mines, Tarkwa, Ghana, as well as a Masters Degree in Geotechnical Engineering from the New Mexico Institute of Mining and Technology  Mining Engineer at Pogo Mine in Alaska, planning projects including stope design, GPS surveying, and production performance tracking, 22  geotechnical soil and rock testing, laboratory preparation of samples and results reporting

Property Acquisition  23

Potential Office Area Design  24

Expanding Investor Base   Presenting at Rodman & Renshaw Institutional Investment  Conference (September 11‐ 13)  Expanded institutional investor base  Listed on NYSE Amex; further expanding the base  Retained Terre Partners for investor relations  Expanded Research Coverage  – Sean Weiss, Weiss Research  – Doug Thomas, JET Independent Research  – Adam Graf, Dahlman Rose  – Jeff Wright, Global Hunter  – Alka Singh, Jennings Capital   25

1200 American Flat Rd ℡ 775-847-5272 Main | info@comstockmining .com PO Box 1118 ℡ 775-847-4755 Investors _ www.comstockmining .com Virginia City, NV 89440 800-750-5740  September 7, 2011  26